Exhibit 10.46
APPENDIX
EMULEX CORPORATION
AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT,
RESTRICTED STOCK UNIT AWARD AGREEMENT,
NONQUALIFIED STOCK OPTION AGREEMENT, AND
INCENTIVE STOCK OPTION AGREEMENT
FOR
CHANGE IN CONTROL RETENTION PLAN PARTICIPANTS
OR
EMPLOYEES COVERED BY A KEY EMPLOYEE RETENTION AGREEMENT
This Appendix includes additional and amended terms and conditions that govern the grant of restricted stock awards, restricted stock units, nonqualified stock options, and incentive stock options to Grantee/Optionee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) because Grantee/Optionee either is a designated participant in the Emulex Change in Control Retention Plan (the “Retention Plan”) or is party to a Key Employee Retention Agreement (“KERA”). Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan, the Retention Plan, the KERA, the Restricted Stock Award Agreement (“RSA Agreement”), the Restricted Stock Unit Award Agreement (“RSU Agreement”), the Nonqualified Stock Option Agreement (“NQSO Agreement”), and the Incentive Stock Option Agreement (“ISO Agreement”) as applicable.
ADDENDUM TO RESTRICTED STOCK AWARD AGREEMENT
1.	Vesting. This provision supplements Section 3 of Grantee’s RSA Agreement by adding the following provisions at the end thereof:
Notwithstanding the foregoing, in the event that Grantee’s Continuous Service is terminated by the Company (or its successor) without Cause or by Grantee for Good Reason (as such terms are defined in the Company’s Change in Control Retention Plan (the “Retention Plan”) or Grantee’s Key Employee Retention Agreement (“KERA”), as applicable), either (i) prior to a Change in Control (as defined in the Retention Plan or the KERA, as applicable), at a time at which the Compensation Committee determines that there is a reasonable likelihood that the Company will undergo a Change in Control within the next 12 months, or (ii) within 24 months after a Change in Control, then the following provisions will apply:
     (A) In the case of clause (i) above, any unvested shares shall not be forfeited at the time Grantee’s Continuous Service is terminated, but rather, shall be retained by Grantee and shall remain unvested, with no further vesting, for a period of up to 12 months after Grantee’s Continuous Service. If a Change in Control occurs during such 12-month period, the unvested shares immediately shall become 100% vested as provided in Section 5(a) of the Retention Plan or Section 5(a) of the KERA, as applicable. If no Change in Control occurs during such 12-month period, then the unvested shares shall be forfeited.
     (B) In the case of clause (ii) above, any unvested shares shall not be forfeited at the time Grantee’s Continuous Service is terminated, but rather, immediately shall become 100% vested as provided in Section 5(a) of the Retention Plan or Section 5(a) of the KERA, as applicable.
2.	No Right to Continued Service. The last sentence of Section 6 of Grantee’s RSA Agreement is amended in its entirety to read as follows.
In the event Grantee’s Continuous Service with the Company is terminated by the Company, by Grantee or as a result of Grantee’s death or disability, no unvested shares of Common Stock shall become vested after such termination of Continuous Service, except as explicitly provided in Section 3 hereof.

ADDENDUM TO RESTRICTED STOCK UNIT AWARD AGREEMENT
Vesting. This provision supplements Section 3 of Grantee’s RSU Agreement by adding the following provisions at the end thereof:
Notwithstanding the foregoing, in the event that Grantee’s Continuous Service is terminated by the Company (or its successor) without Cause or by Grantee for Good Reason (as such terms are defined in the Company’s Change in Control Retention Plan (the “Retention Plan”) or Grantee’s Key Employee Retention Agreement (“KERA”), as applicable), either (i) prior to a Change in Control (as defined in the Retention Plan or the KERA, as applicable), at a time at which the Compensation Committee determines that there is a reasonable likelihood that the Company will undergo a Change in Control within the next 12 months, or (ii) within 24 months after a Change in Control, then the following provisions will apply:
     (A) In the case of clause (i) above, any unvested Restricted Stock Units shall not be forfeited at the time Grantee’s Continuous Service is terminated, but rather, shall be retained by Grantee and shall remain unvested, with no further vesting, for a period of up to 12 months after Grantee’s Continuous Service. If a Change in Control occurs during such 12-month period, the unvested Restricted Stock Units immediately shall become 100% vested as provided in Section 5(a) of the Retention Plan or Section 5(a) of the KERA, as applicable. If no Change in Control occurs during such 12-month period, then the unvested Restricted Stock Units shall be forfeited.
     (B) In the case of clause (ii) above, any unvested Restricted Stock Units shall not be forfeited at the time Grantee’s Continuous Service is terminated, but rather, immediately shall become 100% vested as provided in Section 5(a) of the Retention Plan or Section 5(a) of the KERA, as applicable.
ADDENDUM TO NONQUALIFIED STOCK OPTION AWARD AGREEMENT
A new Section 15 shall be added to Optionee’s NQSO Agreement as follows:
Term and Vesting of Stock Option under Change in Control Retention Plan or Key Employee Retention Agreement.
Notwithstanding the foregoing provisions of Section 4 and Section 5 hereof, this Section 15 shall apply in the event that Optionee experiences a Termination Event during a Change in Control Period, as each of those terms is defined in the Company’s Change in Control Retention Plan (the “Retention Plan”) or Optionee’s Key Employee Retention Agreement (“KERA”).
In the event Optionee’s employment is terminated by the Company (or its successor) without Cause or by Optionee for Good Reason (as such terms are defined in the Retention Plan or the KERA, as applicable), either (i) prior to a Change in Control (as defined in the Retention Plan or the KERA, as applicable), at a time at which the Compensation Committee determines that there is a reasonable likelihood that the Company will undergo a Change in Control within the next 12 months, or (ii) within 24 months after a Change in Control, then the following provisions will apply:
(a) Acceleration of Vesting.
     (A) In the case of clause (i) above, any unvested portion of the Option shall not be forfeited at the time Optionee’s employment is terminated, but rather, shall be retained by Optionee and shall remain unvested, with no further vesting, for a period of up to 12 months after Optionee’s employment is terminated. If a Change in Control occurs during such 12-month period, the unvested portion of the Option immediately shall become 100% vested as provided in Section 5(a) of the Retention Plan or Section 5(a) of the KERA, as applicable. If no Change in Control occurs during such 12-month period, then the unvested portion of the Option shall be forfeited.
     (B) In the case of clause (ii) above, any unvested portion of the Option shall not be forfeited at the time Optionee’s employment terminated, but rather, immediately shall become 100% vested as provided in Section 5(a) of the Retention Plan or Section 5(a) of the KERA, as applicable.

(b) Extension of Exercise Period. In the event that the unvested portion of the Option is accelerated pursuant to either Section 15(a)(A) or 15(a)(B), then, the Option shall remain outstanding and exercisable for a period of 12 months from the later of the date of Optionee’s termination of employment and the Change in Control, or, until 10 years from the Grant Date, whichever is sooner.
ADDENDUM TO INCENTIVE STOCK OPTION AWARD AGREEMENT
A new Section 14 shall be added to Optionee’s ISO Agreement as follows:
Term and Vesting of Stock Option under Change in Control Retention Plan or Key Employee Retention Agreement.
Notwithstanding the foregoing provisions of Section 4 and Section 5 hereof, this Section 14 shall apply in the event that Optionee experiences a Termination Event during a Change in Control Period, as each of those terms is defined in the Company’s Change in Control Retention Plan (the “Retention Plan”) or Optionee’s Key Employee Retention Agreement (“KERA”).
In the event Optionee’s employment is terminated by the Company (or its successor) without Cause or by Optionee for Good Reason (as such terms are defined in the Retention Plan or the KERA, as applicable), either (i) prior to a Change in Control (as defined in the Retention Plan or the KERA, as applicable), at a time at which the Compensation Committee determines that there is a reasonable likelihood that the Company will undergo a Change in Control within the next 12 months, or (ii) within 24 months after a Change in Control, then the following provisions will apply:
(a) Acceleration of Vesting. Any unvested portion of the Option shall not be forfeited at the time Optionee’s employment is terminated, but rather, immediately shall become 100% vested.
(b) Exercise Period. The Option shall remain outstanding and exercisable for a period of 3 months from the date of Optionee’s termination of employment, or, until 10 years from the Grant Date (5 years from the Grant Date if, at the time the Option is granted, Optionee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations), whichever is sooner.

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